Exhibit 99.1
Consent of Director
          Imperial Holdings, LLC (to be converted to Imperial Holdings, Inc.) (the “Company”) is filing a Registration Statement on Form S-1 (Registration No. 333-168785) with the Securities and Exchange Commission under the Securities Act of 1933, as amended (the “Securities Act”), in connection with the Company’s initial public offering. In connection therewith, I hereby consent, pursuant to Rule 438 of the Securities Act, to serving as a director of the Company immediately prior to the completion of the Company’s initial public offering and to being named as a future member of the board of directors of the Company in the Registration Statement, as may be amended from time to time. I also consent to the filing of this consent as an exhibit to such Registration Statement and any amendments thereto.

/s/ Michael A. Crow

Name:	Michael A. Crow
Date:	17 September 2010

Consent of Director
          Imperial Holdings, LLC (to be converted to Imperial Holdings, Inc.) (the “Company”) is filing a Registration Statement on Form S-1 (Registration No. 333-168785) with the Securities and Exchange Commission under the Securities Act of 1933, as amended (the “Securities Act”), in connection with the Company’s initial public offering. In connection therewith, I hereby consent, pursuant to Rule 438 of the Securities Act, to serving as a director of the Company immediately prior to the completion of the Company’s initial public offering and to being named as a future member of the board of directors of the Company in the Registration Statement, as may be amended from time to time. I also consent to the filing of this consent as an exhibit to such Registration Statement and any amendments thereto.

/s/ Walter M. Higgins III

Name:	Walter M. Higgins III
Date:	September 16, 2010

Consent of Director
          Imperial Holdings, LLC (to be converted to Imperial Holdings, Inc.) (the “Company”) is filing a Registration Statement on Form S-1 (Registration No. 333-168785) with the Securities and Exchange Commission under the Securities Act of 1933, as amended (the “Securities Act”), in connection with the Company’s initial public offering. In connection therewith, I hereby consent, pursuant to Rule 438 of the Securities Act, to serving as a director of the Company immediately prior to the completion of the Company’s initial public offering and to being named as a future member of the board of directors of the Company in the Registration Statement, as may be amended from time to time. I also consent to the filing of this consent as an exhibit to such Registration Statement and any amendments thereto.

/s/ Robert Rosenberg

Name:	Robert Rosenberg
Date:	September 16, 2010

Exhibit 99.1
Consent of Director
     Imperial Holdings, LLC (to be converted to Imperial Holdings, Inc.) (the “Company”) is filing a Registration Statement on Form S-1 (Registration No. 333-168785) with the Securities and Exchange Commission under the Securities Act of 1933, as amended (the “Securities Act”), in connection with the Company’s initial public offering. In connection therewith, I hereby consent, pursuant to Rule 438 of the Securities Act, to serving as a director of the Company immediately prior to the completion of the Company’s initial public offering and to being named as a future member of the board of directors of the Company in the Registration Statement, as may be amended from time to time. I also consent to the filing of this consent as an exhibit to such Registration Statement and any amendments thereto.

/s/ A. Penn Hill Wybrough
Name:	A. Penn Hill Wybrough
Date:	September 22, 2010